UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2008

REGIONS FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50831	63-0589368
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address of Principal Executive Offices)

(205) 944-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders

Upon the issuance of the 8.875% Trust Preferred Securities (the “Trust Preferred Securities”) of Regions Financing Trust III (the “Trust”) and the related 8.875% Junior Subordinated Notes (the “JSNs”) on April 30, 2008 (the “Transaction”), the ability of Regions Financial Corporation (the “Company”) to (i) declare or pay dividends on, or purchase, redeem, acquire or make a liquidation payment with respect to any shares of capital stock of the Company, (ii) make any payments with respect to the principal of or interest or premium on, or otherwise repay, repurchase or redeem any securities that rank pari passu with the JSNs or any debt securities or guarantees of the Company that rank junior in interest upon liquidation to the JSNs, or (iii) make any payments under any guarantee by the Company that ranks junior to the guarantee agreement related to the Trust Preferred Securities will be subject to certain restrictions in the event that deferrals of distributions with respect to the Trust Preferred Securities or the JSNs have occurred and are continuing. These restrictions are set forth in the Fourth Supplemental Indenture entered into in connection with the Transaction, a form of which is attached to the registration statement on Form 8-A filed by the Company on April 28, 2008 with the Securities and Exchange Commission (the “SEC”) as Exhibit 4.4 and is incorporated herein by reference.

Item 8.01	Other Events.

On April 25, 2008, the Company and the Trust entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Morgan Keegan & Company, Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representative of the Underwriters named in the Underwriting Agreement, for the sale of $345,000,000 of 8.875% Trust Preferred Securities, liquidation amount $25 per security, which were registered pursuant to an automatic shelf registration statement on Form S-3 (SEC File Nos. 333-142839) (the “Registration Statement”) filed with the Securities and Exchange Commission on May 11, 2007. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

In connection with the closing of the Transaction, the Company entered into a Replacement Capital Covenant dated as of April 30, 2008 (the “RCC”) whereby Regions agreed for the benefit of its debtholders named therein that neither it nor any of its subsidiaries would repay, redeem or repurchase the JSNs or the Trust Preferred Securities at any time on or prior to June 15, 2058, unless during the applicable measurement period with respect to such repayment, redemption or purchase, Regions and its subsidiaries shall have issued specified amounts of certain replacement capital securities in the terms and conditions set forth therein. A copy of the RCC is incorporated herein by reference.

In connection with the issuance of the JSNs, Sullivan & Cromwell LLP, counsel to the Company, rendered an opinion regarding certain tax matters. A copy of the opinion of Sullivan & Cromwell LLP is attached to this current report on Form 8-K as Exhibit 8.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated April 25, 2008, among Regions Financial Corporation, Regions Financing Trust III and Morgan Stanley & Co. Incorporated, Morgan Keegan & Company, Inc., Citigroup Global Markets Inc., and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as representatives of the several Underwriters named therein.

4.1	Amended and Restated Declaration of Trust, among Regions Financial Corporation, as Depositor, Deutsche Bank Trust Company Americas, as Property Trustee, Deutsche Bank Trust Company Delaware, as Delaware Trustees, and the Administrative Trustees, incorporated by reference to Exhibit 4.1 of Regions Financial Corporation’s registration statement on Form 8-A/A filed on April 30, 2008.

4.2	Guarantee Agreement, between Regions Financial Corporation, as Guarantor, and Deutsche Bank Trust Company Americas, as Guarantee Trustee, incorporated by reference to Exhibit 4.2 of Regions Financial Corporation’s registration statement on Form 8-A/A filed on April 30, 2008.

4.3	Fourth Supplemental Indenture, incorporated by reference to Exhibit 4.4 of Regions Financial Corporation’s registration statement on Form 8-A/A filed on April 30, 2008.

4.4	Form of 8.875% Junior Subordinated Note (included in Exhibit 4.3).

4.5	Form of certificate representing the 8.875% Trust Preferred Securities (included in Exhibit 4.1).

4.6	Form of 8.875% Junior Subordinated Note (included in Exhibit 4.1).

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

99.1	Replacement Capital Covenant of Regions Financial Corporation, dated as of April 30, 2008 (incorporated reference to Exhibit 99.1 of Regions Financial Corporation’s registration statement on Form 8-A/A, filed on April 30, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

Date: April 30, 2008

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Executive Vice President, General Counsel and Corporate Secretary